                                                                    EXHIBIT 99.1

EMPIRE RESORTS  ANNOUNCES  RULING UPHOLDING INDIAN GAMING AND VLTS BY NEW YORK'S
HIGHEST COURT

MONTICELLO,  N.Y.--May 3,  2005--Empire  Resorts (NASDAQ:  NYNY) announced today that New York State's  highest court has issued a final  decision in the case of
Dalton v. Pataki and Karr v. Pataki,  in which the Company had been a defendant.
The decision by the New York Court of Appeals  upholds the position of the State
Attorney  General  regarding  the  validity  of  gaming  laws  passed  by the NY
Legislature in 2001, including provisions for class III casino gambling on lands in the Catskills to be held in trust by the United States  Government for Indian tribes.  The ruling also upholds the validity of Video Lottery Terminals ("VLT")
operations at racetracks in New York State -- including Monticello Raceway.

Robert  Berman,  CEO of Empire said,  "We are pleased  that the State's  highest court has decided all issues in these cases  favorably to the Company,  and that the matter has been finally resolved after four years of litigation."

The ruling upholds the legality of the Company's  current VLT gaming  operations at Monticello  Raceway and proposed projects to develop and manage Indian gaming facilities at the  Monticello  Raceway and the Concord Hotel &  Resort.  The
decision  provides the State,  Indian tribes and the Company assurance that they may lawfully move forward to negotiate, operate and finance gaming operations in the Catskills.

A copy of the decision is available at:
http://www.courts.state.ny.us/ctapps/decisions/may05/51opn05.pdf

About Empire Resorts:

Empire  operates the  Monticello  Raceway and is involved in the  development of other legal  gaming  venues in New York.  Empire  opened  Mighty M Gaming at the
Raceway site on June 30, 2004. The facility features 1,718 video gaming machines and amenities such as a 350-seat buffet and live nightly entertainment. Together with the Cayuga  Nation,  Empire has  announced  plans to develop a $500 million
"Class III" Native American casino and resort on a site adjacent to the Raceway.
In addition,  Empire has recently announced plans to develop a second casino and resort in the Catskills with the Seneca Cayuga Tribe of Oklahoma.

Statements in this press release  regarding the company's  business that are not historical  facts  are  "forward-looking  statements"  that  involve  risks  and uncertainties,  including  the  need for  regulatory  approvals,  financing  and successful completion of construction. The company wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private  Securities  Litigation  Reform Act of 1994, and as
such,  speak only as of the date made.  To the extent the  content of this press release  includes  forward-looking  statements,  they involve  various risks and uncertainties  including  (i) the risk that the various  approvals  necessary as described  herein and other  approvals  required to be obtained  from the United
States  Congress,  the Bureau of Indian  Affairs,  the  National  Indian  Gaming
Regulatory  Commission,  the Governor of the State of New York and various other federal,  State and local governmental entities are not received,  (ii) the risk that financing  necessary for the proposed  programs or projects may not be able
to  be  obtained  because  of  credit  factors,   market   conditions  or  other

contingencies,  (iii) the risk that sovereign  Native  American  governments may exercise  certain broad rights with regard to termination of its agreements with the company (iv) the risk of  non-compliance  by various  counterparties  of the related  agreements,  and (v) general  risks  affecting the company as described from  time to time in it's  reports  filed  with  the  Securities  and  Exchange
Commission.  For a full discussion of such risks and uncertainties,  which could cause  actual  results to differ  from those  contained  in the  forward-looking statements,  see "Risk Factors" in the company's  Annual Report or Form 10-K for the most recently ended fiscal year.

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CONTACT:
     Empire Resorts, Inc.
     Charles A. Degliomini, 845-807-0001
     cdegliomini@empireresorts.com